Exhibit 99.1

Supermicro Announces Fourth Quarter and Full Fiscal Year 2024
Financial Results

SAN JOSE, Calif. -- August 6, 2024 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a Total IT Solution Provider for AI, Cloud, Storage and 5G/Edge, today announced fourth quarter and full-year financial results for fiscal year 2024 ended June 30, 2024.

Fourth Quarter of Fiscal Year 2024 Highlights

•Net sales of $5.31 billion versus $3.85 billion in the third quarter of fiscal year 2024 and $2.18 billion in the same quarter of last year.

•Gross margin of 11.2% versus 15.5% in the third quarter of fiscal year 2024 and 17.0% in the same quarter of last year.

•Net income of $353 million versus $402 million in the third quarter of fiscal year 2024 and $194 million in the same quarter of last year.

•Diluted net income per common share of $5.51 versus $6.56 in the third quarter of fiscal year 2024 and $3.43 in the same quarter of last year.

•Non-GAAP diluted net income per common share of $6.25 versus $6.65 in the third quarter of fiscal year 2024 and $3.51 in the same quarter of last year.

•Cash flow used in operations for the fourth quarter of fiscal year 2024 of $635 million and capital expenditures of $27 million.
•The Company’s Board of Directors has authorized a 10-for-1 forward split of its common stock and we expect trading to commence on a split-adjusted basis on October 1, 2024.

Non-GAAP gross margin for the fourth quarter of fiscal year 2024 was 11.3%, which adds back stock-based compensation expense of $3 million. Non-GAAP diluted net income per common share for the fourth quarter of fiscal year 2024 was $6.25, with adjustments for stock-based compensation expenses of $52 million, net of the related tax effects of $20 million.

As of June 30, 2024, total cash and cash equivalents was $1,670 million and total bank debt and convertible notes were $2,174 million.
“Supermicro continues to experience record demand of new AI infrastructures propelling fiscal 2024 revenue up 110% year over year to $14.9 billion and non-GAAP earnings per share up 87% to $22.09,” said Charles Liang, President and CEO of Supermicro, “We are well positioned to become the largest IT infrastructure company, driven by our technology leadership including rack-scale DLC liquid cooling and business values of our new Datacenter Building Block Solutions. The investments in Malaysia and Silicon Valley expansions will further strengthen our supply chain, security, and economies of scale necessary for the growing AI revolution.”

Fiscal Year 2024 Summary
Net sales for the fiscal year ended June 30, 2024, were $14.94 billion versus $7.12 billion for the fiscal year ended June 30, 2023. Net income for fiscal year 2024 was $1.21 billion, or $20.09 per diluted share, versus $640 million, or $11.43 per diluted share, for fiscal year 2023. Non-GAAP net income for fiscal year 2024 was $1.34 billion, or $22.09 per diluted share, versus $673 million, or $11.81 per diluted share, for fiscal year 2023. Non-GAAP net income for fiscal year 2024 adds back stock-based compensation expense of $135 million, net of the related tax effects of $93 million.

Business Outlook and Management Commentary
For the first quarter of fiscal year 2025 ending September 30, 2024, the Company expects net sales of $6.0 billion to $7.0 billion, GAAP net income per diluted share of $5.97 to $7.66 and non-GAAP net income per diluted share of $6.69 to $8.27. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 9.9% and 14.6%, respectively, and a fully diluted share count of 65 million shares for GAAP and fully diluted share count of 66 million shares for non-GAAP. The outlook for Q1 of fiscal year 2025 GAAP net income per diluted share includes approximately $48 million in expected stock-based compensation expense and other expenses, net of related tax effects of $35 million, which are excluded from non-GAAP net income per diluted share.

For fiscal year 2025 ending June 30, 2025, the Company expects net sales of $26.0 billion to $30.0 billion.

Conference Call and Webcast Information
Supermicro will present a live audio webcast of a conference call to review its fourth quarter of fiscal year 2024 on Tuesday, August 6, 2024, at 5:00 p.m. ET / 2:00 p.m. PT.

The webcast will be available at https://ir.supermicro.com.

A replay of the webcast will be available shortly after the call at the same website and will remain accessible for one year.

Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this press release that are not historical fact may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may relate to, among other things, the first quarter of fiscal year 2025 and full year fiscal 2025 guidance, the ability to continue to see record demand for new AI infrastructure, the ability to become a dominant IT infrastructure Company, and the ability of investments in certain expansions to strengthen the supply chain, security, and economies of scale for growth. Such forward looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (ii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iii) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (iv) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (v) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2023, and Quarterly Reports on Form 10-Q filed thereafter.

Use of Non-GAAP Financial Measures
Non-GAAP gross margin discussed in this press release adds back stock-based compensation expenses. Non-GAAP diluted net income per common share discussed in this press release adds back stock-based compensation expenses and litigation expense recovery adjusted for the related tax effects. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of GAAP gross margin to non-GAAP gross margin and from GAAP diluted net income per common share to non-GAAP diluted net income per common share is included in the tables below.

About Super Micro Computer, Inc.
About Super Micro Computer, Inc. Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first to market innovation for Enterprise, Cloud, AI, and 5G Telco/Edge IT Infrastructure. We are a Total IT Solutions Provider with server, AI, storage, IoT, switch systems, software, and support services. Supermicro's motherboard, power, and chassis design expertise further enable our development and production, enabling next generation innovation from cloud to edge for our global customers. Our products are designed and manufactured in-house (in the US, Taiwan, and the Netherlands), leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power, and cooling solutions (air-conditioned, free air cooling or liquid cooling).

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

Investor Relations Contact:
Nicole Noutsios

email: ir@supermicro.com

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	June 30,	June 30,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$1,669,766	$440,459
Accounts receivable, net of allowance for credit losses	2,668,415	1,148,259
Inventories	4,407,972	1,445,564
Prepaid expenses and other current assets	308,471	145,144
Total current assets	9,054,624	3,179,426
Property, plant and equipment, net	414,008	290,240
Deferred income taxes, net	359,656	162,654
Other assets	114,952	42,409
Total assets	$9,943,240	$3,674,729
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,545,050	$776,831
Accrued liabilities	237,921	163,865
Income taxes payable	18,268	129,166
Lines of credit and current portion of term loans	402,346	170,123
Deferred revenue	200,360	134,667
Total current liabilities	2,403,945	1,374,652
Deferred revenue, non-current	226,493	169,781
Term loans	74,083	120,179
Convertible notes	1,697,716	—
Other long-term liabilities	71,343	37,947
Total liabilities	4,473,580	1,702,559
Stockholders’ equity:
Common stock and additional paid in capital	2,827,627	538,352
Accumulated other comprehensive income	706	639
Retained earnings	2,641,163	1,433,014
Total Super Micro Computer, Inc. stockholders’ equity	5,469,496	1,972,005
Noncontrolling interest	164	165
Total stockholders’ equity	5,469,660	1,972,170
Total liabilities and stockholders’ equity	$9,943,240	$3,674,729

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
 (unaudited)

	Three Months Ended June 30,		Years Ended June 30,
	2024	2023	2024	2023
Net sales	$5,308,192	$2,184,861	$14,942,854	$7,123,482
Cost of sales	4,711,844	1,813,165	12,831,125	5,840,470
Gross profit	596,348	371,696	2,111,729	1,283,012
Operating expenses:
Research and development	126,849	84,802	462,926	307,260
Sales and marketing	55,740	31,905	189,515	115,025
General and administrative	70,355	28,234	193,596	99,585
Total operating expenses	252,944	144,941	846,037	521,870
Income from operations	343,404	226,755	1,265,692	761,142
Other income, net	13,955	2,005	22,717	3,646
Interest expense	(3,112)	(3,509)	(19,352)	(10,491)
Income before income tax provision	354,247	225,251	1,269,057	754,297
Income tax provision	(994)	(31,302)	(62,729)	(110,666)
Share of (loss) income from equity investee, net of taxes	(526)	(380)	1,821	(3,633)
Net income(1)	$352,727	$193,569	$1,208,149	$639,998
Net income per common share:
Basic	$6.01	$3.67	$21.73	$12.09
Diluted	$5.51	$3.43	$20.09	$11.43
Weighted-average shares used in calculation of net income per common share:
Basic	58,688	52,679	55,588	52,925
Diluted	64,208	56,505	60,215	55,970

(1) Net income for diluted net income per share calculation includes the add-backs of convertible notes interest charge, net of tax of $1,095 and $0, for the three months ended June 30, 2024 and 2023, respectively. Net income for diluted net income per share calculation includes the add-backs of convertible notes interest charge, net of tax of $1,480 and $0, for the year ended June 30, 2024 and 2023, respectively.

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
 (unaudited)

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended June 30,		Years Ended June 30,
	2024	2023	2024	2023
Cost of sales	$3,185	$989	$15,865	$4,574
Research and development	28,890	7,187	114,895	30,736
Sales and marketing	6,197	1,128	21,195	4,599
General and administrative	33,380	3,482	76,244	14,524
Stock-based compensation expense	$71,652	$12,786	$228,199	$54,433

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Years Ended June 30,
	2024	2023
Net cash (used in) provided by operating activities	$(2,479,437)	$663,580
Net cash used in investing activities	(200,783)	(39,486)
Net cash provided by (used in) financing activities	3,911,724	(448,293)
Effect of exchange rate fluctuations on cash	(2,191)	(3,400)
Net increase in cash, cash equivalents and restricted cash	1,229,313	172,401
Cash, cash equivalents and restricted cash at the beginning of the year	440,960	268,559
Cash, cash equivalents and restricted cash at the end of the year	$1,670,273	$440,960

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2024	2023	2024	2023
GAAP GROSS PROFIT	$596,348	$371,696	$2,111,729	$1,283,012
Stock-based compensation	3,185	989	15,865	4,574
NON-GAAP GROSS PROFIT	$599,533	$372,685	$2,127,594	$1,287,586

GAAP GROSS MARGIN	11.2%	17.0%	14.1%	18.0%
Stock-based compensation	0.1%	0.1%	0.1%	0.1%
NON-GAAP GROSS MARGIN	11.3%	17.1%	14.2%	18.1%

GAAP OPERATING EXPENSES	$252,944	$144,941	$846,037	$521,870
Stock-based compensation	(68,467)	(11,797)	(212,334)	(49,859)
Litigation expense recovery	—	—	—	3,770
NON-GAAP OPERATING EXPENSES	$184,477	$133,144	$633,703	$475,781

GAAP INCOME FROM OPERATIONS	$343,404	$226,755	$1,265,692	$761,142
Stock-based compensation	71,652	12,786	228,199	54,433
Litigation expense recovery	—	—	—	(3,770)
NON-GAAP INCOME FROM OPERATIONS	$415,056	$239,541	$1,493,891	$811,805

GAAP OPERATING MARGIN	6.5%	10.4%	8.5%	10.7%
Stock-based compensation	1.3%	0.6%	1.5%	0.8%
Litigation expense recovery	—%	—%	—%	(0.1)%
NON-GAAP OPERATING MARGIN	7.8%	11.0%	10.0%	11.4%

GAAP TAX EXPENSE	$994	$31,302	$62,729	$110,666
Adjustments to tax provision	20,167	5,304	92,808	17,267
NON-GAAP TAX EXPENSE	$21,161	$36,606	$155,537	$127,933

GAAP NET INCOME	$352,727	$193,569	$1,208,149	$639,998
Stock-based compensation	71,652	12,786	228,199	54,433
Litigation expense recovery	—	—	—	(3,770)
Adjustments to tax provision	(20,167)	(5,304)	(92,808)	(17,267)
NON-GAAP NET INCOME	$404,212	$201,051	$1,343,540	$673,394

GAAP NET INCOME - BASIC	$352,727	$193,569	$1,208,149	$639,998
Convertible notes interest charge, net of tax	1,095	—	1,480	—
GAAP NET INCOME - DILUTED	$353,822	$193,569	$1,209,629	$639,998

NON-GAAP NET INCOME - BASIC	$404,212	$201,051	$1,343,540	$673,394
Convertible notes interest charge, net of tax	1,095	—	1,480	—
NON-GAAP NET INCOME - DILUTED	$405,307	$201,051	$1,345,020	$673,394

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2024	2023	2024	2023
GAAP NET INCOME PER COMMON SHARE – BASIC	$6.01	$3.67	$21.73	$12.09
Impact of NON-GAAP adjustments	0.88	0.15	2.44	0.63
NON-GAAP NET INCOME PER COMMON SHARE – BASIC	$6.89	$3.82	$24.17	$12.72

GAAP NET INCOME PER COMMON SHARE – DILUTED	$5.51	$3.43	$20.09	$11.43
Impact of Non-GAAP adjustments	0.74	0.08	2.00	0.38
NON-GAAP NET INCOME PER COMMON SHARE – DILUTED	$6.25	$3.51	$22.09	$11.81

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	58,688	52,679	55,588	52,925
BASIC – NON-GAAP	58,688	52,679	55,588	52,925

DILUTED – GAAP	64,208	56,505	60,215	55,970
DILUTED – NON-GAAP	64,827	57,222	60,886	57,027

Non-GAAP diluted net income per common share for the third quarter of fiscal year 2024 was $6.65, with adjustments for stock-based compensation expenses of $9 million, net of the related tax effect of $47 million.